UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120, Bolingbrook, Illinois 60440
(Address of Principal Executive Offices and zip code)

(630) 410-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ULTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2025, Ulta Beauty, Inc. (the “Company” or “Ulta Beauty”) announced that Christopher Lialios, formerly the Company’s Senior Vice President Controller, became the Company’s Interim Chief Financial Officer, as well as the Company’s principal financial officer and principal accounting officer, effective June 24, 2025. The Company has commenced an external search for a permanent Chief Financial Officer with the assistance of a leading executive search firm.

Mr. Lialios, 60, has served as Senior Vice President Controller of the Company since 2018 with responsibility for the Company’s financial reporting, internal controls, and accounting policy. Mr. Lialios joined Ulta Beauty in 1999 as assistant controller, where he led finance transformation efforts across the Company, and has held positions of increasing responsibility within Ulta Beauty’s accounting and finance organization since that time. He is a Certified Public Accountant and holds a B.S. in Accounting from the University of Illinois Chicago and an M.B.A. from Webster University.

While Mr. Lialios serves as the Company’s Interim Chief Financial Officer, his annualized base salary will be $525,000 and his annual cash incentive target will be 100% of his base salary.

There are no arrangements or understandings between Mr. Lialios and any other person pursuant to which he was appointed. Mr. Lialios does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Lialios has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On June 25, 2025, the Company also announced that Paula Oyibo, the Company’s former Chief Financial Officer, Treasurer, principal financial officer, and principal accounting officer, has left the Company, effective June 24, 2025.

Item 8.01Other Events.

On June 25, 2025, the Company issued a press release announcing the Chief Financial Officer transition process. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibit listed in the Exhibit Index below is being filed herewith.

Exhibit No.	Description
99.1	Press release issued by Ulta Beauty, Inc. on June 25, 2025, announcing the Chief Financial Officer transition process.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Date: June 30, 2025	By:	/s/ Rene G. Cásares
Rene G. Cásares
Chief Legal Officer

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